                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[_] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


               COMMUNITY TRUST FINANCIAL SERVICES CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

                 COMMUNITY TRUST FINANCIAL SERVICES CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 16, 1997


     NOTICE HEREBY IS GIVEN that the 1997 Annual Meeting of Stockholders of Community Trust Financial Services Corporation (the "Company") will be held in the Community Room of Community Trust Bank (the "Bank"), 1784 Atlanta Highway, Hiram, Georgia, on Wednesday, April 16, 1997 at 4:00 p.m., local time, for the purpose of considering and voting upon:

        1. A proposal to amend Section 3.2 of the Company's Bylaws.

        2. A proposal to amend Section 3.3 of the Company's Bylaws.

        3. A proposal to elect two Directors for terms ending in 1998, three Directors for terms ending in 1999, and three Directors for terms ending in 2000.

        4. A proposal to ratify the appointment of Porter, Keadle, Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 1997.

        5. Such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 10, 1997 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.


                                         By Order of the Board of Directors



                                         Tommie R. Graham, Jr.
                                         Secretary

Hiram, Georgia
March 19, 1997

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY CARD AND VOTE IN PERSON IF YOU SO DESIRE.

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION
                             1784 ATLANTA HIGHWAY
                                P. O. BOX 1700
                             HIRAM, GEORGIA 30141
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 16, 1997

    This Proxy Statement is furnished to the stockholders of Community Trust Financial Services Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1997 Annual Meeting of Stockholders and at any adjournments thereof. The Annual Meeting will be held on Wednesday, April 16, 1997 in the Community Room of Community Trust Bank (the "Bank"), 1784 Atlanta Highway, Hiram, Georgia, at 4:00 p.m., local time.

    The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is March 19, 1997.

                                     VOTING
GENERAL

The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $2.50 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 10, 1997. On the record date, 839,264 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required to approve the amendments to Sections 3.2 and 3.3 of the Company's Bylaws. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect Directors and to ratify the appointment of independent accountants. These matters are described in the following sections of this Proxy Statement.

PROXIES

    In voting on the amendments to Sections 3.2 and 3.3 of the Company's Bylaws, stockholders may vote in favor of or against the proposals or may abstain from voting. With regard to the election of Directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to the proposal to ratify the appointment of independent accountants, stockholders may vote in favor of or against the proposal or may abstain from voting. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 4 AND "FOR" THE ELECTION OF THE EIGHT NOMINEES NAMED IN PROPOSAL 3, ALL AS SET FORTH ON THE PROXY CARD. Additionally, if Proposal 1 is not approved, neither

Proposal 2 nor Proposal 3 will be submitted to a vote of stockholders at the Annual Meeting. In that event, it is anticipated that a proposal will be introduced from the floor, in lieu of Proposal 3, to elect each of the Directors named as a nominee for a one year term expiring at the 1998 Annual Meeting of stockholders. If such a proposal is introduced at the Annual Meeting, it is expected that the persons named as proxies will vote all proxies in favor of the proposal. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgement. All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later dated proxy card or by voting in person at the Annual Meeting.

    All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include any charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. Solicitation also may be undertaken by mail, telephone and personal contact by Directors, officers and employees of the Company or the Bank without additional compensation.

PRINCIPAL STOCKHOLDERS

    The following table sets forth information as of February 1, 1997 regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and by all the Directors and Executive Officers of the Company as a group.

                                         AMOUNT AND NATURE
                                         OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP(1)         PERCENT OF CLASS
--------------------------------------   -----------------    ----------------
John N. Bleakley
8485 Hay-Renside Circle
Dallas, Georgia 30132                         45,558                 5.43%

Jacquelyn Rogers Chandler
3175 Winding Lake Drive
Gainesville, Georgia 30504                    50,572                 6.03%

All Directors and Executive
Officers as a group
(12 persons)(2)(3)(4)                        145,052                16.16%

---------------

(1) The stock ownership information shown has been furnished to the Company by the named persons and group. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations and includes shares of the Company's Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise referenced in Note (2) below, the named persons and group have sole voting and investment power with regard to the shares shown as owned by them.

(2) The shares shown include 796 shares which are owned by the spouses of two Directors, and 300 shares which are held by Directors as trustees for their children.

(3) The shares shown include 6,049 shares which are subject to options held by two Executive Officers, and 52,397 shares which are subject to options held by the eight Directors, which such Executive Officers and Directors have the right to acquire within 60 days from February 1, 1997.

(4) The shares shown include 5,000 shares held by one individual who is a Director of the Bank and not of the Company.

    To the knowledge of the Company, each person who, at any time during the year ended December 31, 1996, was a Director, Executive Officer, or beneficial owner of more than ten percent of the Company's Common Stock filed, on a timely basis, all reports required to be filed by them, during such year, pursuant to
Section 16(a) of the Securities Exchange Act of 1934.


                                   PROPOSAL 1

                      ADOPTION OF AMENDMENT TO SECTION 3.2
                       OF THE COMPANY'S BYLAWS TO PROVIDE
                         FOR THE CLASSIFICATION OF THE
                          COMPANY'S BOARD OF DIRECTORS

    In October, 1996, the Board of Directors amended Section 3.2 of the Company's Bylaws to provide (i) that the Company's Board of Directors would consist of between one (1) and ten (10) members and (ii) that the precise number of directors would be fixed from time to time by the Board of Directors. Prior to this amendment, Section 3.2 of the Company's Bylaws provided (i) that the Board of Directors would consist of between one (1) and nine (9) members and
(ii) that the precise number of directors would be fixed from time to time by the shareholders.

    As a result of the October, 1996, amendment, Section 3.2 of the Company's Bylaws currently reads as follows:

     3.2 The Board of Directors shall consist of at least one (1), but not more than ten (10) members, the precise number to be fixed by resolution of the directors from time to time. If all of the shares of the corporation are owned beneficially and of record by less than three (3) shareholders, the number of directors may be less than three (3), but not less than the number of shareholders; provided, however, the Board of Directors may at any time consist of only one (1) member, if at least fifty-one percent (51%) of the stock of the corporation is held by one (1) person. Directors shall be elected at the Annual Meeting of the shareholders and shall serve for a term of one year and until their successors are elected and qualified. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business. Except as otherwise provided in these bylaws, all resolutions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the directors present at the meeting.

    The Board of Directors, by unanimous vote, has recommended that the stockholders approve a further amendment to Section 3.2 of the Company's Bylaws to provide for (i) a minimum Board size consisting of three (3) members and (ii) the division of the Company's Board of Directors into three classes, each of which will contain approximately one-third of the whole number of the members of the Board.

    Under the proposed Bylaw amendment, the members of each class would be elected for a term of three years and until their successors were elected and qualified, with one class being elected by stockholder ballot annually. The only exception to this would be the first election of directors following adoption of the Bylaw amendment. At this first election, which is expected to occur at the Annual Meeting, directors of one class would be elected for three year terms, directors of the second class would be elected for two year terms and directors of the third class would be elected for one year terms. At subsequent Annual Meetings, the class of directors whose term is then expiring will be filled with directors elected to three year terms.

    If the proposed amendment to Section 3.2 of the Company's Bylaws is adopted by the Company's stockholders, the existing Section 3.2 of the Bylaws will be deleted from the Bylaws in its entirety and a new Section 3.2 will be
substituted in lieu thereof.   If approved by the stockholders, the new Section
3.2 will provide as follows:

     3.2 The Board of Directors shall consist of at least three (3), but not more than ten (10) members, the precise number to be fixed by resolution of the Directors from time to time. The Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified with one class of directors being elected by ballot annually, except that at the first election of directors following the effectiveness of this Section 3.2 : one class shall be elected for terms of one year and until their successors are elected and qualified; another class shall be elected for terms of two years and until their successors are elected and qualified; and the third class shall be elected for terms of three years and until their successors are elected and qualified. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business. Except as otherwise provided in these Bylaws, all resolutions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the directors present at the meeting.

    The proposed amendment to Section 3.2 of the Company's Bylaws is being submitted to the stockholders for their consideration and approval, rather than being approved by the Company's Board of Directors, because Georgia law requires that a bylaw establishing staggered terms for directors may be adopted, amended or repealed only be a corporation's stockholders. In considering the proposed amendment to Section 3.2 of the Company's Bylaws, stockholders should be aware that a classified Board of Directors could make it more difficult for stockholders, including those holding a majority of the outstanding shares, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors would expire each year, it would require at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The management of the Company believes that the staggered election of directors will promote continuity of management because only one-third of the Board of Directors will be subject to election each year. Staggered terms will guarantee that in the ordinary course approximately two-thirds of the directors, or more, at any one time, will have had at least one year's experience as directors of the Company and will moderate the pace of changes in the Board of Directors by extending the minimum time required to elect a majority of directors from one to two years.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND SECTION 3.2 OF THE COMPANY'S BYLAWS.


                                   PROPOSAL 2

                    ADOPTION OF AMENDMENT TO SECTION 3.3 OF
                    THE COMPANY'S BYLAWS TO PROVIDE FOR THE
                       FILLING OF VACANCIES OCCURRING IN
                        THE COMPANY'S BOARD OF DIRECTORS

    Section 3.3 of the Company's Bylaws provides for the filling of vacancies that may occur from time to time in the Company's Board of Directors, whether as a result of death, resignation or incapacity to serve of a director or as a result of an increase in the size of the Board of Directors. Section 3.3 of the Company's Bylaws currently provides as follows:

     3.3 Any vacancy occurring in the Board of Directors by reason of death, resignation, or incapacity to serve may be filled by a person selected by the affirmative vote of a majority of the remaining directors or by the sole remaining director, as the case may be, or, if the vacancy is not so filled or if no director remains, by the shareholders. The directors may fill a vacancy created by an increase in the number of directors resulting from an amendment of Section 3.2 of these bylaws pursuant to Article Seven of these bylaws, but only for a term of office continuing until the next annual election of directors by the shareholders and the election and qualification of his successor.

    While Section 3.3 explicitly states that vacancies created by an increase in the size of the Board of Directors may be filled by the directors only until the next annual election of directors by the stockholders, Section 3.3 currently is silent as to the term that is to be served by directors who are appointed to fill a vacancy occurring as a result of the death, resignation or removal of a director. In light of the proposed amendment to Section 3.2 of the Company's Bylaws which, if adopted, will result in directors serving three (3) year terms, the Board of Directors believes that it also is desirable to amend Section 3.3 of the Bylaws. The proposed amendment to Section 3.3 will make it explicit that a director who is selected to fill a vacancy will serve for the unexpired term of his predecessor; provided, however, that when a vacancy results from an increase in the size of the Board, such a vacancy will be filled by a director whose term will expire at the next election of directors by the stockholders, regardless of the class of directors to which such director has been appointed.

    If the proposed amendment to Section 3.3 of the Company's Bylaws is adopted by the Company's stockholders, the existing Section 3.3 of the Bylaws will be deleted from the Bylaws in its entirety and a new Section 3.3 will be substituted in lieu thereof. If approved by the stockholders, the new Section
3.3 will provide as follows:

     3.3 Any vacancy occurring in the Board of Directors may be filled by a person selected by the affirmative vote of a majority of the remaining directors or, if the vacancy is not so filled or if only one (1) director remains, by the shareholders. A director selected to fill a vacancy shall serve for the unexpired term of such director's predecessor; provided, however, that when the number of directors is increased, the directorships to be filled by reason of such increase shall be filled by persons whose terms shall expire at the next election of directors by the shareholders.

    If the proposed amendment to Section 3.2 of the Bylaws is not approved by the stockholders, the proposed amendment to Section 3.3 will not be submitted to the stockholders for their consideration at the Annual Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND SECTION 3.3 OF THE COMPANY'S BYLAWS.

                       PROPOSAL 3 - ELECTION OF DIRECTORS

Nominees

    Eight directors are to be elected at the Annual Meeting. If Proposal 1 is approved by the stockholders at the Annual Meeting, three directors will be elected to three year terms expiring in 2000, three directors will be elected to two year terms expiring in 1999, and two directors will be elected to one year terms expiring in 1998. The Board of Directors has nominated the eight persons named below to serve as Directors until the term of each Director's Class has expired and until their respective successors are elected. Each of the eight nominees has served continuously as a member of the Board of Directors of the Company since the organization of the Company in October 1988. Each of the Directors has consented, if re-elected as a Director of the Company, to serve until his or her term expires. However, if any of the nominees should become unavailable to serve for any reason (which is not anticipated), the Board of Directors, in its discretion, may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution reduce the authorized number of Directors. If Proposal 1 is not approved, it is anticipated that a proposal will be introduced from the floor, in lieu of Proposal 3, to elect each of the Directors named as a nominee for a one year term expiring at the 1998 Annual Meeting of stockholders. If such a proposal is introduced at the Annual Meeting, it is expected that the persons named as proxies will vote all proxies in favor of the proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE EIGHT NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE EXPIRATION OF THE TERMS FOR WHICH THEY HAVE BEEN NOMINATED AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

    The following table sets forth certain information as of February 1, 1997 about each of the nominees.


                                                       AMOUNT AND NATURE OF
                    INFORMATION                        BENEFICIAL OWNERSHIP(1)
NAME AND AGE        ABOUT NOMINEES                     (% OF CLASS)
------------        --------------                     -------------------------
CLASS 1
FOR TERMS EXPIRING IN 2000

Ronnie L. Austin    Mr. Austin is a Director and the                 8,687 (2)
(47)                President and Chief Executive                    (1.03%)
                    Officer of the Company and the
                    Bank.  He has served as the President
                    and Chief Executive Officer of the

--------------
(1) The stock ownership information shown has been furnished to the Company by the named persons. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations and includes shares of the Company's Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise referenced in Notes (2) through (7) below, the named persons have sole voting and investment power with regard to the shares shown as owned by them.

(2) Shares shown include 100 shares owned by the named person's spouse, 557 shares owned by the named person's spouse in an Individual Retirement Account, and 5,999 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.

                    Company since the organization of
                    the Company in October 1988.  Before
                    assuming his position as President and
                    Chief Executive Officer of the Bank in
                    December 1986, Mr. Austin served as
                    Executive Vice President and Senior
                    Loan Officer of the Peoples Bank of
                    Bartow County from January 1985 to
                    November 1986 and as Vice President
                    and Senior Loan Officer of the First
                    National Bank of Paulding County
                    from June 1975 to January 1985.

R. Alan Bullock     Mr. Bullock is a Director of                16,999 (3)
(43)                the Company and the Bank and                 (2.01%)
                    previously served as Chairman of
                    the Board of the Company and the
                    Bank from April 1991 to April 1992.
                    Mr. Bullock has been involved in real
                    estate finance since 1976 and is
                    currently senior partner of Bullock,
                    Terrell and Mannelly, a company based
                    in Atlanta, Georgia involved in
                    industrial development, real estate
                    finance and marketing, and property
                    management.

Bobbie P. Cooper    Mrs. Cooper is a Director of                18,347 (3)
(58)                the Company and the Bank and                 (2.17%)
                    previously served as Chairman of
                    the Board of the Company and the
                    Bank from April 1992 to April
                    1993.  Mrs. Cooper was co-owner
                    of Three C's Clothing in Dallas,
                    Georgia from 1964 until 1992, and
                    currently is co-owner of Cooper
                    Rentals, which owns and manages
                    real estate.


CLASS 2
FOR TERMS EXPIRING IN 1999

J. Calvin Earwood   Mr. Earwood is a Director of the            19,678 (3)
(55)                Company and the Bank and served as           (2.33%)
                    Chairman of the Board of the Bank
                    from April 1989 to April 1990.

---------------
(3) Shares shown include 6,999 shares beneficially owned by each Director through a right to acquire additional shares upon the exercise of outstanding stock options.

                       Mr. Earwood has been owner and
                       President of Sunbelt Fasteners,
                       Inc. in Dallas, Georgia since 1983.
                       He also has served as Chairman of
                       the Board of Oglethorpe Power
                       Corporation since March 1989 and
                       as Vice Chairman of the Board of
                       Oglethorpe Power Corporation from
                       March 1984 to March 1989 and as director of Oglethorpe Power Corporation since 1981. Additionally, he has served as director of Greystone Power Corporation since 1977.


W. A. Foster III       Mr. Foster is a Director of the              28,254 (4)
(52)                   Company and the Bank and has served           (3.34%)
                       as Chairman of the Board of the Company
                       and the Bank since April 1994.  He pre-
                       viously served as Chairman of the Board
                       of the Company and the Bank from April
                       1990 to April 1991.  Mr. Foster served as
                       District Attorney for the Tallapoosa Judicial
                       Circuit of the State of Georgia since 1978, until he was appointed in 1992 as a Judge of the Superior Court for the Tallapoosa
                       Circuit.

Tommie R. Graham, Jr.  Mr. Graham is a Director of the                7,299 (5)
(39)                   Company and the Bank and has                       (*)
                       served as Secretary-Treasurer
                       of the Company since October 1988.
                       Mr. Graham is Manager of
                       Jeriel Supply, LC, a building products
                       company.  Mr. Graham served as
                       Executive Vice President of the Bank
                       from December 1986 to June 1991.
                       Mr. Graham was Vice President and
                       Controller of the Peoples Bank of Bartow
                       County  from May 1985 to December 1986.



---------------
* Less than one percent.

(4) Shares shown include 139 shares owned by the named person's spouse in an Individual Retirement Account, as to which he disclaims beneficial ownership, and 6,999 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.

(5) Shares shown include 200 shares held jointly with the named person's spouse as custodian for their minor children, and 6,999 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.

CLASS 3
FOR TERMS EXPIRING IN 1998

John Helms             Mr. Helms is a Director of the               17,099 (6)
(67)                   Company and the Bank and previously           (2.03%)
                       served as Chairman of the Board
                       of the Company and the Bank from April
                       1993 to April 1994.  Mr. Helms owned
                       and operated Helms Brothers Well Boring
                       Company in Villa Rica, Georgia from
                       1958 until February 1990.  He retired
                       in January 1993 as Chairman of the
                       Paulding County Commission in which
                       capacity he had served since January 1989.

C. D. Rampley          Mr. Rampley is a Director of                 14,999 (7)
(69)                   the Company and the Bank and                  (1.77%)
                       served as Chairman of the Board
                       of the Bank from February 1987
                       to April 1989.  Mr. Rampley
                       retired in June 1989 as Executive
                       Director of the Coosa Valley Area
                       Planning and Development Commission,
                       in which capacity he had served
                       since 1976.  He currently serves
                       as an independent business
                       consultant.

--------------
(6) Shares shown include 10,000 shares held by the named person jointly with his spouse, 100 shares held by him as trustee for his child, and 4,404 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.

(7) Shares shown include 8,000 shares held by the named person jointly with his spouse, and 6,999 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.



MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, including an Audit Committee, a Compensation Committee, and a Capital Planning Committee. During the fiscal year ended December 31, 1996, the Board of Directors held eleven meetings, the Audit Committee held four meetings, the Compensation Committee held six meetings, and the Capital Planning Committee held one meeting. Each Director attended at least 75% of all meetings of the full Board and of each committee of which he is a member.

    The Audit Committee is composed of Messrs. Bullock, Graham, Helms, and Rampley. This committee is responsible for reviewing the Company's audit plan with its independent accountants, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees.

    The Compensation Committee consists of Messrs. Earwood, Foster, Graham, and Mrs. Cooper. This committee reviews the performance of the President and other executive officers of the Bank and determines the appropriate salaries and bonuses of all officers of the Bank. This committee also administers the Company's 1988 and 1993 Stock Option Plans, including the granting of options to eligible employees thereunder.

    The Capital Planning Committee, composed of Messrs. Austin, Bullock, Earwood, Foster, and Graham, is responsible for long range planning to ensure that the Company maintains an adequate capital position and remains in compliance with applicable regulatory capital requirements imposed on the Company by the Board of Governors of the Federal Reserve System and the Georgia Department of Banking and Finance.

    The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as Directors. The Board of Directors will consider nominees recommended by stockholders if presented in writing to the Board of Directors prior to formal action by the Board (which occurred on February 19, 1997 with regard to the nominees for election at the 1997 Annual Meeting).

COMPENSATION OF DIRECTORS

    As compensation for serving as Directors of the Company, each non-employee Director received $500 for each full Board meeting held in 1996. In addition, each non-employee Director received $100 for each committee meeting attended. Directors who also are employees of the Company or the Bank receive no fees for attendance at meetings of the full Board or committees thereof.

    On each January 1st that a non-employee Director serves as such, he or she receives an option under the Company's 1993 Directors Stock Option Plan to acquire 1,000 shares of Company Common Stock. New non-employee Directors who join the Board also receive an option to acquire 1,000 shares on the date they join. Each option granted under the 1993 Directors Stock Option Plan expires ten years from the date the option is granted and is exercisable in increments of 33% per year (cumulative), beginning after one full year from the date the option is granted.

EXECUTIVE COMPENSATION

    CASH COMPENSATION. The following table sets forth, for the fiscal years ended December 31, 1996, 1995, and 1994, the compensation paid to, or accrued by the Company or Bank for, the Company's Chief Executive Officer. No other executive officer of the Company or the Bank received compensation for any such fiscal years which exceeded $100,000.



                           SUMMARY COMPENSATION TABLE

                                                      LONG TERM
                                                     COMPENSATION
                           ANNUAL COMPENSATION          AWARDS
                    ------------------------------  ---------------
                                                     NUMBER OF
NAME AND                                             SECURITIES
PRINCIPAL                                            UNDERLYING     ALL OTHER
POSITION               YEAR      SALARY     BONUS     OPTIONS     COMPENSATION(1)
---------           ----------  ---------  -------  ------------  ---------------

Ronnie L. Austin       1996     $98,416    $12,344      1,000        $1,860
(Chief Executive       1995     $95,447        -0-      1,000        $1,860
Officer)               1994     $92,600    $12,964      1,000        $2,147

------------------

(1) Compensation in this column consists of the dollar value of insurance premiums paid by the Company during the year with respect to a disability policy, and a life insurance policy payable to Mr. Austin or his beneficiaries.



                       OPTION GRANTS IN LAST FISCAL YEAR

                                   % OF TOTAL
                     NUMBER OF     OPTIONS
                     SECURITIES    GRANTED TO   EXERCISE
                     UNDERLYING    EMPLOYEES    OR BASE
                     OPTIONS       IN FISCAL    PRICE        EXPIRATION
NAME                 GRANTED       YEAR         ($/SH)       DATE
------------------  -----------    ---------    -----------  --------

Ronnie L. Austin      1,000 (1)     14.29%      $10.01       1/1/2006

----------------

(1) Mr. Austin was awarded an option to acquire 1,000 shares of Company Common Stock under the Company's 1993 Stock Option Plan. This option expires ten years from the date the option was granted and is exercisable in increments of 33% per year (cumulative), beginning after one full year from the date the option was granted.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF           VALUE OF
                                                       SECURITIES UNDER-   UNEXERCISED
                                                       LYING UNEXERCISED   IN-THE-MONEY
                                                       OPTIONS AT FISCAL   OPTIONS AT FISCAL
                                                       YEAR-END (#)        YEAR-END ($)
                    SHARES                            ------------------   ------------------
                    ACQUIRED ON        VALUE           EXERCISABLE/        EXERCISABLE/
NAME                EXERCISE(#)      REALIZED($)       UNEXERCISABLE       UNEXERCISABLE
------------------  -----------  ------------------    -----------------   ------------------

Ronnie L .Austin       1,000           $4,390           5,999 / 1,001      $29,447 / $2,273 (1)
----------------

(1) The value of in-the-money options at fiscal year-end is calculated by subtracting the aggregate exercise price of such options from the aggregate year-end market value of the securities underlying the options. The year-end market value is determined by calculating a weighted average of the last three months' stock transactions. If there are less than ten transactions in the three months prior to year-end, the time period is extended up to one year in order to have an adequate sample of transactions. If there have been no transactions within the past year, the prior year-end market value is considered representative of the present year-end market value. The Directors of the Company may exclude from the calculation any transaction that they deem not representative of the normal market for Company stock. Although the Company is usually privy to the sale price concerning any transactions of Company stock, stockholders may choose not to disclose this information. If such a transaction occurs, it accordingly will not be recognized in the calculation of market value of the Company stock.

    No awards were made under any long-term incentive plan to any executive officer of the Company or the Bank during the year ended December 31, 1996.


TRANSACTIONS OF MANAGEMENT WITH COMMUNITY TRUST BANK

   The Bank has a policy of offering loans to Directors, Executive Officers, principal stockholders and their affiliates at rates equal to the prime rate of interest then offered by the Bank plus one per cent, which, as required by law, in every instance is equal to or greater than the prevailing interest rate for comparable loans to unaffiliated borrowers. For loans made to Directors, executive officers, and principal stockholders or their affiliates which are secured by certificates of deposit issued by the Bank ("CD Loans"), the Bank has a policy of offering loans at the rate of one percent above the interest rate yield on the CD, which is the prevailing rate for CD Loans to unaffiliated borrowers. Loans by the Bank to affiliates of the Company or the Bank are made in the ordinary course of business on the same terms, including collateral requirements, as those of comparable loans made at the same time to unaffiliated borrowers and do not involve more than the normal risk of collectibility or contain other unfavorable features. All loans extended by the Bank to Directors, Executive Officers, principal stockholders and their affiliates during the year ended December 31, 1996 were made in accordance with the policy set forth above.


      PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed the firm of Porter, Keadle, Moore, LLP, formerly known as Evans, Porter, Bryan & Co., to continue as independent accountants of the Company for the fiscal year ending December 31, 1997 and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Porter, Keadle, Moore, LLP has served as independent accountants of the Bank since 1987 and of the Company since 1991 and is considered by management of the Company and the Bank to be well qualified. If the stockholders do not ratify the appointment of Porter, Keadle, Moore, LLP, the Board of Directors will reconsider the appointment.

    Representatives of Porter, Keadle, Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PORTER, KEADLE, MOORE, LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be made in writing and received by the Company on or before November 19, 1997 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. All such proposals should be submitted by certified mail, return receipt requested, to the Secretary of the Company, 1784 Atlanta Highway, P. O. Box 1700, Hiram, Georgia 30141.


             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

    Except as set forth in the immediately following sentence, the Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. In the event that Proposal 1 is not approved, it is anticipated that a proposal will be introduced from the floor, in lieu of Proposal 3, to elect each of the Directors named as a nominee for a one year term expiring at the 1998 Annual Meeting of stockholders. If such a proposal is introduced at the Annual Meeting, it is expected that the persons named as proxies will vote all proxies in favor of the proposal. If any other matters should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgement of what is in the best interest of the Company.

    The Board of Directors urges each stockholder, whether or not he intends to be present at the Annual Meeting, to vote "FOR" each of the proposals listed on the enclosed proxy card and to complete, date, sign and return the proxy card as promptly as possible.

                                     By Order of the Board of Directors



                                     W. A. Foster III
                                     Chairman of the Board
Hiram, Georgia
March 19, 1997

                        --------------------------------

    The Company's 1996 Annual Report, which includes audited financial statements, is being mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

        THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                    THE 1997 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints R. Alan Bullock, Bobbie Cooper and C.D. Rampley, and each of them, proxies, with full powers of substitution, to act for and in the name of the undersigned to vote all shares of common stock of Community Trust Financial Services Corporation (the "Company") which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders, to be held in the Community Room of Community Trust Bank, 1784 Atlanta Highway, Hiram, Georgia, on Wednesday, April 16, 1997 at 4:00 p.m., local time, and at any and all adjournments thereof, as indicated below.

        The Board of Directors recommends a vote "FOR" each of the listed proposals.

1.  Proposal to amend Section 3.2 of the Company's Bylaws.

           FOR                AGAINST               ABSTAIN
    ------             ------                ------

2.  Proposal to amend Section 3.3 of the Company's Bylaws.

           FOR                AGAINST               ABSTAIN
    ------             ------                ------

3. The election as Directors of the eight nominees listed below to serve until the 2000, 1999, or 1998 Annual Meetings as indicated below, and until their successors are elected and qualified.

           FOR ALL NOMINEES Listed below (except as marked to the contrary ------ below).

           WITHHOLD AUTHORITY to vote for all nominees listed below.
    ------

    INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name in the list below.

    Class 1 - to serve until the 2000 Annual Meeting

           Ronnie L. Austin         R. Alan Bullock     Bobbie P. Cooper

    Class 2 - to serve until the 1999 Annual Meeting

           J. Calvin Earwood        W.A. Foster III     Tommie R. Graham, Jr.

    Class 3 - to serve until the 1998 Annual Meeting

           John Helms               C.D. Rampley

4. The ratification of the appointment of Porter, Keadle, Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 1997.

           FOR                AGAINST               ABSTAIN
    ------             ------                ------

    In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

         (continued, and to be signed and dated, on the reverse side)

                          (continued from other side)

        This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted in the discretion of the previous "FOR" Proposals 1, 2, and 4, and "FOR" the election of all nominees named in Proposal
3. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in accordance with their judgment of what is in the best interest of the Company. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting; provided, however, that if Proposal 1 is not approved by the stockholders, it is anticipated that a proposal will be introduced from the floor, in lieu of Proposal 3, to elect each of the nominees named in Proposal 3 for a one-year term expiring at the 1998 Annual Meeting of Stockholders. It is expected that the persons named as proxies will vote all proxies in favor of any such proposal.

If the undersigned elects to withdraw this proxy card at or before the time of the Annual Meeting or any adjournments thereof and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date (March 10, 1997).


Please mark this proxy card on the reverse side and then date and sign this proxy card below exactly as your name appears hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.


                               Signature
                                        ------------------------------------


                               Signature
                                        ------------------------------------
                                               If shares held jointly


                               Date                                   , 1997
                                   -----------------------------------

                               Do you plan to attend the Annual Meeting?

                                     YES               NO
                                        -----------      ----------